UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2020

MARLIN BUSINESS SERVICES CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ		08054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (888) 479-9111

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MRLN	NASDAQ Global Select Market

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Shareholders of Marlin Business Services Corp. (the “Company”) held on Wednesday, June 10, 2020, at 9:00 a.m., local time (the “2020 Annual Meeting”), shareholders holding 11,308,408 shares of the Company’s common stock, par value $0.01 per share, were present, individually or by proxy, representing approximately 95.1% of the 11,887,531 shares of the Company’s common stock that were issued and outstanding as of April 24, 2020, the record date for the 2020 Annual Meeting.

At the 2020 Annual Meeting, the Company’s shareholders (i) elected Messrs. John J. Calamari, Lawrence J. DeAngelo, Scott A. Heimes, Jeffrey A. Hilzinger, Matthew J. Sullivan, J. Christopher Teets and James W. Wert, as directors, each to serve until the Company’s 2021 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, or until their earlier death, retirement or resignation (the “Director Election Proposal”), (ii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K (the “Say on Pay Proposal”) and (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (the “Ratification of Auditors Proposal”).

Votes cast at the 2020 Annual Meeting were as follows:

PROPOSAL #1: DIRECTOR ELECTION PROPOSAL

	For	Withheld
John J. Calamari	9,155,722	1,256,918
Lawrence J. DeAngelo	7,753,939	2,658,701
Scott A. Heimes	10,114,209	298,431
Jeffrey A. Hilzinger	10,106,770	305,870
Matthew J. Sullivan	9,162,327	1,250,313
J. Christopher Teets	9,879,216	533,424
James W. Wert	9,155,963	1,256,677

There were 895,768 broker non-votes with respect to Proposal #1.

PROPOSAL #2: SAY ON PAY PROPOSAL

For	Against	Abstain	Broker Non-Votes
9,407,488	996,349	8,803	895,768

PROPOSAL #3: RATIFICATION OF AUDITORS PROPOSAL

For	Against	Abstain
11,287,384	18,014	3,010

There were no broker non-votes with respect to Proposal #3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.

Date: June 11, 2020	By:	/s/ Ryan Melcher
	Name:	Ryan Melcher
	Title:	Senior Vice President & General Counsel